UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21726

360 Funds

(Exact name of registrant as specified in charter)

4300 Shawnee Mission Parkway, Suite 100 Fairway, KS	66205
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange St.

Wilmington, DE 19801

(Name and address of agent for service)

With Copies To:

John H. Lively

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

Registrant's telephone number, including area code: 877-244-6235

Date of fiscal year end: 11/30/2017

Date of reporting period: 11/30/2017

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual report to Shareholders of the HedgeRow Income and Opportunity Fund, a series of the 360 Funds (the “registrant”), for the period ended November 30, 2017 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”), as amended (17 CFR 270.30e-1) is filed herewith.

HedgeRow Income and Opportunity Fund Class A Shares (Ticker Symbol: HROAX) Institutional Class Shares (Ticker Symbol: HIOIX) A Series of the 360 Funds

ANNUAL REPORT

November 30, 2017

Investment Adviser:

Willard Mills Advisory, LLC

P.O. Box 2549

Brentwood, TN 37024-2549

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS	1
INVESTMENT HIGHLIGHTS	4
SCHEDULE OF INVESTMENTS	6
SCHEDULE OF WRITTEN OPTIONS	8
STATEMENTS OF ASSETS AND LIABILITIES	10
STATEMENTS OF OPERATIONS	11
STATEMENTS OF CHANGES IN NET ASSETS	12
FINANCIAL HIGHLIGHTS	13
NOTES TO FINANCIAL STATEMENTS	15
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23
ADDITIONAL INFORMATION	24
INFORMATION ABOUT YOUR FUND’S EXPENSES	28
BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENT	30

Fellow Shareholders,

The global markets were broadly strong throughout the second year of operations for the HedgeRow Income and Opportunity Fund (the “Fund”). As shown in the accompanying charts, the Fund’s Class A shares returned 8.61%(a) before sales charges for the fiscal year ended November 30, 2017. This compares to the return for the S&P 500® Total Return Index (b) (“S&P 500”) of 22.87%. We also believe the 12.39% return for the Chicago Board Options Exchange (“CBOE”) S&P 500 BuyWrite Monthly Index(c) (“BXM”) is a helpful benchmark given the integral role of the option writing strategies to our investment process. Our goal is to provide returns that are competitive with the larger stock markets while limiting the volatility of returns. We strive for positive absolute returns in most market environments. The Fund’s largest challenge in fiscal 2017 was finding enough investments that combined fundamental stock return prospects and option valuation. More simply, there was not enough volatility in the market for our strategy to optimally perform. The end result was much higher cash levels than we would expect to carry over time.

We entered 2017 with the overarching view that the US economy was positioned for moderate growth, with employment nearing full levels and monetary policy positioned to move US interest rates higher. The global environment was improving after lagging the US. We broadly found the US market’s multiple to be fair and reflective of the good environment. We had concerns that the market’s strong upward move after the US Presidential election in late 2016 had pulled forward some market gains and could result in increased volatility that would provide stock buying opportunities and more attractive volatility levels for option writing. These concerns were not shared by the larger market, as equity prices moved higher all year with declining volatility and few setbacks.

The portfolio consisted of 73.8% of capital invested in common stocks at November 30, 2017, with the 23.02% balance invested in cash and short-term money market investments. Included in the cash balance is $106,282 (2.4% in assets) in collected premium on written options contracts open at November 30, 2017 as part of our strategy to enhance the long-term cash flow generation of the portfolio while buffering market volatility through the writing of call and put options. This collected premium should provide income beyond the dividends and capital gains generated by the stock positions owned by the Fund. As the option contracts expire and the cash is realized over the next year, these funds will be sources for incremental distributions for investors. This strategy also helps to buffer the downside market exposure of the fund over time. With few down days in the market in 2017, this part of our strategy was less impactful to us this year.

We use our fundamental, bottoms-up stock selection process built around accessing the prospects for earnings growth and returns on capital relative to the current valuation to choose each investment made by the fund. The weighting of these positions is done in the context of the total return potential we estimate for the individual stock and in the context of its industry weighting in the economy and the benchmark index. No stock position represented more than 5% of capital at November 30, 2017. This is consistent with our long-term portfolio construction process. The portfolio weightings by sector are outlined below:

Sector Diversification	% of Net Assets
Basic Materials	1.94%
Communications	6.47%
Consumer, Cyclical	18.24%
Consumer, Non-cyclical	17.64%
Energy	1.60%
Financial	14.75%
Industrial	6.35%
Technology	9.99%
Cash and Cash Equivalents	23.02%
Total	100.00%

The leadership of the information technology sector, notably semiconductors and the internet-based companies, that was a contributor last year became a detractor in 2017 as we were sellers of these stocks. The market took these companies to levels that we no longer found to have attractive risk/reward profiles. This proved much too early as these sectors remained market leaders throughout the year. We found value in other spots that helped offset this underperformance, namely Qualcomm where an unsolicited bid from Broadcom drove the stock price higher. We were buyers of Broadcom prior to the announcement as well; we find the prospects of the combination compelling. We were buyers of Electronic Arts in the second half of the year as its valuation relative to our expectations for long-term growth aligned for our process. We find the gaming industry to be a particularly attractive end market within technology.

Better sector decisions we made include limiting our exposure to the traditional dividend-heavy consumer staples, utilities, and the REITs for most of the year. As these sectors lagged, we found two sizeable investments late in the fiscal year. We initiated a position in food distributor Sysco as we see upside prospects from the highly-fragmented US market and the benefits from a merger in Europe that could materialize in 2018. We also purchased and subsequently sold shares in Newell Brands. We were concerned by the order of magnitude of the earnings miss just after our purchase. Its business model, valuation, and prospects remain of high interest to us but we took a loss in those shares for fiscal 2017 as we await some signs of revenue predictability returning to this company.

Healthcare was a favorite area as we exited 2016 and continued to be a source of opportunities throughout 2017. We find biotechnology and device companies offer the most attractive combination of good balance sheets, attractive valuation, and prospects for innovation that can drive growth in the larger market. Favorites remain Gilead Sciences, Amgen, and Bristol Myers-Squibb where we added early in the year. Our call writing strategies supplemented our performance. Our call writing discipline aided in our exit from Celgene prior to its sell off in the fall. Recent additions that hold much future promise include Mylan NV. We think the selloff following its highly-publicized EpiPen pricing fiasco in 2016 fails to properly value its global generic drug launch pipeline, and, longer term, its potential role as a leader in biosimilar products.

We actively managed our weighting in financial stocks, rotating positions as we found pockets of value on the backup in rates in the spring and exiting American Express as shares reached our price target. We added Deutsche Bank as a deep value opportunity within a sector that continues to perform well globally on the prospects of interest rising rates and reasonable economic growth. We made adjustments to our consumer discretionary sector ownership, rotating our heavy allocation in the leisure/travel subsector from early winners in Carnival Cruises and Southwest Airlines into larger positions in JetBlue and a new position in Delta Airlines. The former moved to prices after weakness in 2016 that we think fully reflects their leading business models. From here, the latter offer the best opportunities for multiple expansion as we think the airline industry’s structural improvements have not been fully reflected in current valuations.

Our exposure to segments of specialty retail that were assaulted by the threat of Amazon in 2017 was limited. Our large weighting at the end of 2016 was comprised principally of Lowe’s and TJX Companies, the parent of TJ MAXX Home Goods. Despite some volatility related to the threat of Amazon, Lowe’s managed a reasonable return for our fiscal year as the strength of the home segment won out. This was a pocket in the market where we got good traction from our options strategy, enhancing our total return as we wrote both calls and puts on LOW shares throughout the year. Our large weighting in TJX did not fare as well. Despite our belief that results remain good here, shares were flat for us over our fiscal year. We added to the position on weakness and, as we saw with Lowes, we were able to use options to improve our performance in this poor-performing sector.

Among industrial companies, GE was a large detractor for us this year. We were early to buy shares and added poorly through the selloff. The steepness of estimate reductions was greater than we anticipated. We continue to hold the shares as we think the new direction of management laid out late in our fiscal year provides a path to much improved performance over time. We will await some confirmation of our thesis before adding to the position further. We see much more value in GE’s Baker Hughes stake than the market reflects today.

Thank you for the opportunity to manage your investments. It is a privilege we strive to earn every day.

Hope Willard Lundt, CFA	John T. Mills, Jr.

Co-Portfolio Manager	Co-Portfolio Manager

(a)	The performance information shown is for the Fund’s Class A shares and does not reflect any front-end sales load. Please see the Total Return Table on the following pages for performance information on the Funds’ Class A (with sales load) and Institutional Class shares. The performance quoted assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235. Investors should consider the investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about the Fund can be found in the Fund’s prospectus. Please read it carefully before investing.

(b)	The S&P 500® Total Return Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

(c)	The CBOE S&P 500® BuyWrite Monthly Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

HedgeRow Income and Opportunity Fund	ANNUAL REPORT

INVESTMENT HIGHLIGHTS

November 30, 2017 (Unaudited)

Returns as of November 30, 2017	One Year ended November 30, 2017	Since Inception from January 21, 2016 through November 30, 2017
HedgeRow Income and Opportunity Fund Class A shares without sales charge	8.61%	10.20%
HedgeRow Income and Opportunity Fund Class A shares with sales charge	2.63%	6.90%
HedgeRow Income and Opportunity Fund Institutional Class shares	8.86%	10.44%
S&P 500 Total Return Index	22.87%	23.18%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

The above graph depicts the performance of the HedgeRow Income and Opportunity Fund versus the S&P 500 Total Return Index. The S&P 500 Total Return Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the HedgeRow Income and Opportunity Fund, which will generally not invest in all the securities comprising the index.

HedgeRow Income and Opportunity Fund	ANNUAL REPORT

 INVESTMENT HIGHLIGHTS

November 30, 2017 (Unaudited)

The investment objective of the HedgeRow Income and Opportunity Fund (the “Fund”) is total return. The Fund seeks to meet its investment objective by investing in domestic equity securities. The Fund will seek income through dividends paid on such securities. The Fund will also seek to produce income (e.g., premium income on the sale of an option) and total return through an options strategy.

Willard Mills Advisory, LLC (the “Adviser”) will primarily invest in securities of large capitalization issuers stocks with a history of strong earnings and dividend growth. The Fund invests in large capitalization issuers to have at time of purchase a market capitalization with the capitalization range of the S&P 500 Index. The Fund looks for stocks with attributes which suggest they will thrive in good markets and survive potential economic setbacks. The Fund employs detailed quantitative assessments to construct its equity portfolio. Portfolio parameters include, but are not limited to, steady growing earnings, dividend yield with a tendency to raise such yield and availability at reasonable price-earnings ratios. The Fund seeks to invest in stocks that are undervalued by the market, but with strong business models, which provides for lower levels of market volatility or non-correlated volatility, higher dividend returns and are generally less expensive to purchase.

The Fund also seeks to generate income for shareholders by selling options against the risk taken by owning common stocks. This income is designed to, over time, add to portfolio stability and improve returns. The Fund uses an option strategy in an effort to limit market exposure and volatility. The extent of option selling will depend upon market conditions and the Adviser’s judgment of the advantages of selling call options on the Fund’s equity investments.

The Fund may be appropriate for investors with long-term time horizons who are not sensitive to short-term losses and want to participate in the long-term growth of the financial markets.

The percentages in the above graph are based on the portfolio holdings of the Fund as of November 30, 2017 and are subject to change. For a detailed break-out of holdings by industry and investment type, please refer to the Schedule of Investments, Schedule of Purchased Options and Schedule of Written Options.

HEDGEROW INCOME AND OPPORTUNITY FUND SCHEDULE OF INVESTMENTS November 30, 2017	ANNUAL REPORT

COMMON STOCK - 73.80%	Shares	Fair Value

Airlines - 5.33%
Delta Air Lines, Inc. (b)	3,500	$185,220
JetBlue Airways Corp. (a) (b)	6,200	133,114
		318,334
Apparel - 0.40%
NIKE, Inc. - Class B	400	24,168

Banks - 11.40%
Bank of New York Mellon Corp. (b)	4,300	235,382
BankUnited, Inc. (b)	3,000	111,690
Deutsche Bank AG - Germany	4,000	75,440
Goldman Sachs Group, Inc.	400	99,056
KeyCorp (b)	3,200	60,736
Zions Bancorporation	2,000	99,100
		681,404
Biotechnology - 6.36%
Amgen, Inc. (b)	1,100	193,226
Gilead Sciences, Inc. (b)	2,500	186,950
		380,176
Building Materials - 4.53%
Eagle Materials, Inc.	2,000	223,860
Summit Materials, Inc. - Class A (a)	1,517	46,663
		270,523
Computers - 1.45%
VeriFone Systems, Inc. (a)	5,000	86,700

Cosmetics & Personal Care - 1.85%
elf Beauty, Inc. (a)	5,000	110,800

Diversified Financial Services - 0.85%
Waddell & Reed Financial, Inc. - Class A	2,500	50,750

Food - 2.90%
Sysco Corp.	3,000	173,190

Healthcare - Products - 0.98%
Zimmer Biomet Holdings, Inc.	500	58,550

Insurance - 1.75%
Axis Capital Holdings Ltd. - Bermuda	2,000	104,780

Media - 2.63%
Walt Disney Co. (b)	1,500	157,230

Mining - 1.82%
Wheaton Precious Metals Corp. - Canada	5,200	108,576

HEDGEROW INCOME AND OPPORTUNITY FUND SCHEDULE OF INVESTMENTS November 30, 2017	ANNUAL REPORT

COMMON STOCK - 73.80% (continued)	Shares	Fair Value

Miscellaneous Manufacturing - 1.53%
General Electric Co.	5,000	$91,450

Oil & Gas - 1.49%
Baker Hughes a GE Co. (b)	3,000	89,190

Pharmaceuticals - 4.50%
Bristol-Myers Squibb Co. (b)	3,100	195,889
Mylan NV (a)	2,000	73,060
		268,949
Retail - 11.95%
Costco Wholesale Corp. (b)	1,200	221,316
Lowe's Cos., Inc. (b)	1,200	100,044
Shake Shack, Inc. - Class A (a) (b)	2,900	119,190
TJX Cos., Inc. (b)	2,200	166,210
Williams-Sonoma, Inc.	2,100	107,436
		714,196
Semiconductors - 4.55%
Broadcom Ltd.	500	138,970
Qualcomm, Inc.	2,000	132,680
		271,650
Software - 3.56%
Electronic Arts, Inc. (a)	2,000	212,700

Telecommunications - 3.97%
AT&T, Inc.	3,500	127,330
Finisar Corp. (a)	5,500	110,055
		237,385

TOTAL COMMON STOCK (Cost $4,364,092)		4,410,701

SHORT-TERM INVESTMENTS - 21.36%
Federated Government Obligations Fund - Class I, 0.94% (c)	1,276,737	1,276,737
TOTAL SHORT-TERM INVESTMENTS (Cost $1,276,737)		1,276,737

TOTAL INVESTMENTS (Cost $5,640,829) – 95.16%		$5,687,438

OPTIONS WRITTEN (Proceeds $106,282) - (2.35%) (d)		(140,491)

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 7.19%		429,526

NET ASSETS - 100%		$5,976,473

(a)	Non-income producing security.
(b)	All or a portion of the security is segregated as collateral for call options written.
(c)	Rate shown represents the 7-day effective yield at November 30, 2017, is subject to change and resets daily.

The accompanying notes are an integral part of these financial statements.

HEDGEROW INCOME AND OPPORTUNITIES FUND SCHEDULE OF WRITTEN OPTIONS November 30, 2017	ANNUAL REPORT

OPTIONS WRITTEN - (2.35)%

CALL OPTIONS WRITTEN - (1.63)%	Contracts [1]	Notional Amount	Exercise Price	Expiration	Fair Value

Amgen, Inc.	4	$74,000	$185.00	1/19/2018	$636
Amgen, Inc.	7	126,000	$180.00	2/16/2018	3,605
Broadcom Ltd.	5	125,000	$250.00	12/15/2017	14,780
Baker Hughes a GE Co.	20	68,000	$34.00	1/19/2018	500
Bank of New York Mellon Corp.	20	110,000	$55.00	1/19/2018	2,600
Bank of New York Mellon Corp.	15	82,500	$55.00	12/15/2017	1,215
BankUnited, Inc. (d)	15	52,500	$35.00	2/16/2018	4,613
Bristol-Myers Squibb Co.	15	96,000	$64.00	12/15/2017	1,170
Costco Wholesale Corp.	12	204,000	$170.00	12/15/2017	18,180
Delta Air Lines, Inc.	10	57,500	$57.50	1/19/2018	650
Delta Air Lines, Inc.	15	82,500	$55.00	3/16/2018	3,390
Walt Disney Co.	5	52,500	$105.00	1/19/2018	1,090
Walt Disney Co.	6	63,000	$105.00	12/15/2017	678
Electronic Arts, Inc.	10	120,000	$120.00	2/16/2018	1,540
Electronic Arts, Inc.	10	120,000	$120.00	12/15/2017	220
Eagle Materials, Inc.	20	230,000	$115.00	1/19/2018	4,700
Finisar Corp.	10	24,000	$24.00	12/15/2017	200
Finisar Corp.	15	37,500	$25.00	12/15/2017	150
General Electric Co.	10	20,000	$20.00	1/19/2018	160
General Electric Co.	10	20,000	$20.00	3/16/2018	350
General Electric Co.	20	40,000	$20.00	12/15/2017	60
Gilead Sciences, Inc.	12	96,000	$80.00	2/16/2018	1,800
Goldman Sachs Group, Inc.	4	100,000	$250.00	1/19/2018	2,740
JetBlue Airways Corp.	10	23,000	$23.00	1/19/2018	350
JetBlue Airways Corp.	12	27,600	$23.00	12/15/2017	132
KeyCorp	10	22,000	$22.00	1/19/2018	40
KeyCorp	15	27,000	$18.00	12/15/2017	1,635
KeyCorp	7	13,300	$19.00	1/19/2018	476
Lowe's Cos., Inc.	6	49,500	$82.50	12/15/2017	1,134
Lowe's Cos., Inc.	6	51,000	$85.00	12/15/2017	426
NIKE, Inc. - Class B	4	22,000	$55.00	12/15/2017	2,124
VeriFone Systems, Inc.	10	20,000	$20.00	1/19/2018	150
VeriFone Systems, Inc. (d)	20	44,000	$22.00	1/19/2018	150
VeriFone Systems, Inc. (d)	20	46,000	$23.00	1/19/2018	200
Shake Shack Inc. - Class A	15	52,500	$35.00	12/15/2017	8,565
Shake Shack Inc. - Class A (d)	14	52,500	$37.50	12/15/2017	5,250
TJX Cos., Inc.	6	48,000	$80.00	7/20/2018	1,980
TJX Cos., Inc.	10	75,000	$75.00	12/15/2017	1,420
Wheaton Precious Metals Corp. - Canada	25	52,500	$21.00	12/15/2017	1,000
Williams-Sonoma, Inc.	5	27,500	$55.00	1/19/2018	375
Williams-Sonoma, Inc.	10	60,000	$60.00	1/19/2018	220
Zimmer Biomet Holdings, Inc.	5	57,500	$115.00	12/15/2017	1,650
Zions Bancorporation	20	96,000	$48.00	12/15/2017	5,240
TOTAL CALL OPTIONS WRITTEN (Proceeds $66,181)					97,544

HEDGEROW INCOME AND OPPORTUNITY FUND SCHEDULE OF WRITTEN OPTIONS November 30, 2017	ANNUAL REPORT

PUT OPTIONS WRITTEN - (0.72)%	Contracts [1]	Notional Amount	Exercise Price	Expiration	Fair Value

Walt Disney Co.	5	$50,000	$100.00	12/15/2017	$135
Eagle Materials, Inc. (d)	5	52,500	$105.00	12/15/2017	125
Finisar Corp.	5	9,500	$19.00	1/19/2018	600
Gilead Sciences, Inc.	5	38,750	$77.50	12/15/2017	1,885
Alphabet, Inc. - Class C	3	309,000	$1,030.00	12/15/2017	6,000
Mylan NV	10	37,500	$37.50	1/19/2018	2,190
Palo Alto Networks, Inc. (d)	5	75,000	$150.00	12/15/2017	2,762
Shake Shack Inc. - Class A	10	35,000	$35.00	2/16/2018	500
Summit Materials Inc. - Class A (d)	5	17,500	$35.00	2/16/2018	2,300
Viacom, Inc.	35	122,500	$35.00	1/19/2018	24,150
XPO Logistics, Inc. (d)	10	65,000	$65.00	5/18/2018	2,300
TOTAL PUT OPTIONS WRITTEN (Proceeds $40,101)					42,947

TOTAL OPTIONS WRITTEN (Proceeds $106,282)					$140,491

[1]	Each option contract is equivalent to 100 shares of common stock. All options are non-income producing.
(d)	Categorized in Level 2 of the Hierarchy of Fair Value Inputs; for additional information and description of the levels, refer to the table included in Note 2 of the accompanying notes to the financial statements.

All options are non-income producing.

The accompanying notes are an integral part of these financial statements.

HEDGEROW INCOME AND OPPORTUNITY FUND STATEMENT OF ASSETS AND LIABILITIES November 30, 2017	ANNUAL REPORT

Assets:
Investments, at value	$5,687,438
Deposits at broker	378,164
Due from adviser	2,346
Receivables:
Interest	1,134
Dividends	5,106
Investment securities sold	60,499
Prepaid expenses	2,729
Total assets	6,137,416

Liabilities:
Options written, at value	140,491
Payables:
Accrued distribution (12b-1) fees	83
Due to administrator	1,322
Accrued Trustee fees	766
Accrued expenses	18,281
Total liabilities	160,943
Net Assets	$5,976,473

Sources of Net Assets:
Paid-in capital	$5,362,253
Accumulated undistributed net realized gain on investments and options	601,820
Net unrealized appreciation on investments and options	12,400
Total Net Assets (Unlimited shares of beneficial interest authorized)	$5,976,473

Total Investments, at cost	$5,640,829
Proceeds from options written	$106,282

Class A Shares:
Net assets	$398,369
Shares Outstanding (Unlimited shares of beneficial interest authorized)	33,293
Net Asset Value Per Share	$11.97

Maximum Offering Price Per Share (a)	$12.67

Minimum Redemption Price Per Share (b)	$11.85

Institutional Class Shares:
Net assets	$5,578,104
Shares Outstanding (Unlimited shares of beneficial interest authorized)	464,128
Net Asset Value, Offering and Redemption Price Per Share	$12.02

(a)	A maximum sales charge of 5.50% is imposed on Class A shares.
(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge ("CDSC") on shares redeemed within one year from the date of purchase.

The accompanying notes are an integral part of these financial statements.

HEDGEROW INCOME AND OPPORTUNITY FUND STATEMENT OF OPERATIONS November 30, 2017	ANNUAL REPORT

For the Year Ended November 30, 2017

Investment income:
Dividends (net of foreign withholding taxes of $543)	$70,544
Interest	7,210
Total investment income	77,754

Expenses:
Management fees (Note 6)	63,370
Distribution (12b-1) fees - Class A	995
Accounting and transfer agent fees and expenses	56,387
Legal fees	18,629
Trustee fees and expenses	16,387
Audit fees	14,000
Pricing fees	12,791
Custodian fees	8,633
Registration and filing fees	8,219
Dealer network fees	8,107
Miscellaneous	5,450
Interest expense	2,804
Insurance	1,576
Reports to shareholders	115
Total expenses	217,463
Less: fees waived and expenses absorbed	(114,816)
Net expenses	102,647

Net investment loss	(24,893)

Realized and unrealized gain (loss):
Net realized gain on:
Investments	447,366
Options purchased	2,901
Options written	184,693
Net realized gain on investments and options	634,960

Net change in unrealized depreciation on:
Investments	(156,303)
Options purchased	(149)
Options written	(30,582)
Net change in unrealized depreciation on investments and options	(187,034)

Net gain on investments and options	447,926

Net increase in net assets resulting from operations	$423,033

The accompanying notes are an integral part of these financial statements.

HEDGEROW INCOME AND OPPORTUNITY FUND STATEMENTS OF CHANGES IN NET ASSETS November 30, 2017	ANNUAL REPORT

	For the Year Ended November 30, 2017	For the Period Ended November 30, 2016 (a)

Increase (decrease) in net assets from:
Operations:
Net investment loss	$(24,893)	$(19,996)
Net realized gain on investments and options	634,960	15,166
Net unrealized appreciation (depreciation) on investments
and options	(187,034)	199,434
Net increase in net assets resulting from operations	423,033	194,604

Distributions to shareholders from:
Net realized capital gains - Class A	(299)	-
Net realized capital gains - Institutional Class	(3,118)	-
Total distributions	(3,417)	-

Capital share transactions (Note 4):
Increase in net assets from capital share transactions	1,445,839	3,916,414

Increase in net assets	1,865,455	4,111,018

Net Assets:
Beginning of period	4,111,018	-

End of period	$5,976,473	$4,111,018
Accumulated net investment loss	$-	$-

(a)	The HedgeRow Income and Opportunity Fund commenced operations on January 21, 2016.

The accompanying notes are an integral part of these financial statements.

HEDGEROW INCOME AND OPPORTUNITY FUND FINANCIAL HIGHLIGHTS November 30, 2017	ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the period indicated.

	Class A
	For the Year Ended November 30, 2017		For the Period Ended November 30, 2016 (a)

Net Asset Value, Beginning of Period	$11.03		$10.00

Investment Operations:
Net investment loss (b)	(0.08)		(0.11)
Net realized and unrealized gain on investments and options	1.03		1.14
Total from investment operations	0.95		1.03

Distributions:
From net realized capital gains	(0.01)		-
Total distributions	(0.01)		-

Net Asset Value, End of Period	$11.97		$11.03

Total Return (c)	8.61%		10.30%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$398		$370

Ratios of expenses to average net assets:
Before fees waived and expenses absorbed	4.52	%(f)	7.31%	(e) (f)
After fees waived and expenses absorbed	2.26	%(f)	2.30%	(e) (f)

Ratios of net investment loss:
Before fees waived and expenses absorbed	(2.99	)%(f)	(6.26)%	(e) (f)
After fees waived and expenses absorbed	(0.73	)%(f)	(1.24)%	(e) (f)

Portfolio turnover rate	94.23%		29.55%	(d)

(a)	The HedgeRow Income and Opportunity Fund commenced operations on January 21, 2016.
(b)	Net investment loss per share is based on average shares outstanding.
(c)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.
(f)	The ratios include 0.06% of interest expense during the year ended November 30, 2017 and 0.10% of interest expense during the period ended November 30, 2016.

The accompanying notes are an integral part of these financial statements.

HEDGEROW INCOME AND OPPORTUNITY FUND FINANCIAL HIGHLIGHTS November 30, 2017	ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the period indicated.

	Institutional Class
	For the Year Ended November 30, 2017		For the Period Ended November 30, 2016 (a)

Net Asset Value, Beginning of Period	$11.05		$10.00

Investment Operations:
Net investment loss (b)	(0.05)		(0.09)
Net realized and unrealized gain on investments and options	1.03		1.14
Total from investment operations	0.98		1.05

Distributions:
From net realized capital gains	(0.01)		-
Total distributions	(0.01)		-

Net Asset Value, End of Period	$12.02		$11.05

Total Return (c)	8.86%		10.50%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$5,578		$3,741

Ratios of expenses to average net assets:
Before fees waived and expenses absorbed	4.27	%(f)	7.06%	(e) (f)
After fees waived and expenses absorbed	2.01	%(f)	2.05%	(e) (f)

Ratios of net investment loss:
Before fees waived and expenses absorbed	(2.74	)%(f)	(6.01)%	(e) (f)
After fees waived and expenses absorbed	(0.48	)%(f)	(0.99)%	(e) (f)

Portfolio turnover rate	94.23%		29.55%	(d)

(a)	The HedgeRow Income and Opportunity Fund commenced operations on January 21, 2016.
(b)	Net investment loss per share is based on average shares outstanding.
(c)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.
(f)	The ratios include 0.06% of interest expense during the year ended November 30, 2017 and 0.10% of interest expense during the period ended November 30, 2016.

The accompanying notes are an integral part of these financial statements.

HedgeRow Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2017

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The HedgeRow Income and Opportunity Fund (the “Fund”) is a series of 360 Funds (the “Trust”). The Trust was organized on February 24, 2005 as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund is a non-diversified Fund. As a non-diversified Fund, it may invest a significant portion of its assets in a small number of companies. The Fund’s investment objective is total return. The Fund’s investment adviser is Willard Mills Advisory, LLC (the “Adviser”). The Fund offers two classes of shares, Class A and Institutional Class shares. Each class of shares commenced operations on January 21, 2016. Each class differs as to sales and redemption charges and ongoing fees. Income and realized/unrealized gains or losses are allocated to each class based on relative share balances.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

a)         Security Valuation – All investments in securities are recorded at their estimated fair value, as described in note 2.

b)        Options – The Fund uses an option strategy in an effort to limit market exposure and volatility. The extent of option selling will depend upon market conditions and the Adviser’s judgment of the advantages of selling call options on the Fund’s equity investments. The sale of put options generates income for the Fund, but exposes it to the risk of declines in the value of the underlying assets. The risk in purchasing options is limited to the premium paid by the Fund for the options. The sale of call options generates income for the Fund, but may limit the Fund's participation in equity market gains. The Fund’s investment advisor seeks to reduce the overall volatility of returns for the Fund by managing a portfolio of options. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.

Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. By writing put options on equity securities, the Fund strike prices of the written put options, but continues to bear the risk of declines in the value of its common stock portfolio. The Fund will receive a premium from writing a covered call option that it retains whether or not the option is exercised. The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

c)         Federal Income Taxes – The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

As of and during the year ended November 30, 2017, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax liability as income tax expense in the statement of operations. During the year ended November 30, 2017, the Fund did not incur any interest or penalties. The Fund identifies its major tax jurisdiction as U.S. Federal.

In addition, accounting principles generally accepted in the United States of America (“GAAP”) requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the year ended November 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

HedgeRow Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2017

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d)        Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. GAAP requires that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in capital or net realized gains.

e)        Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f)        Non-Diversified Fund – The Fund is a non-diversified fund. In general, a non-diversified fund may invest a greater percentage of its assets in a particular issue and may own fewer securities than other mutual funds. Accordingly, a non-diversified fund is generally subject to the risk that a large loss in an individual issue will cause a greater loss for the fund than it would if the fund was required to hold a larger number of securities or smaller positions.

g)        Other – Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

h)        Sales Charges – A maximum sales charge of 5.50% is imposed on certain purchases of Class A shares. A contingent deferred sales charge (“CDSC”) is imposed upon certain redemptions of Class A shares purchased at net asset value in amounts totaling $1 million if the dealer’s commission was paid by the underwriter and the shares are redeemed within one year from the date of purchase. The CDSC will be paid to the Distributor and will be equal to 1.00% of the lesser of (1) the net asset value at the time of purchase of the Class A shares being redeemed; or (2) the net asset value of such shares at the time of redemption. There were no CDSC Fees paid to the Distributor during the year ended November 30, 2017.

2.	SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Adviser to apply those guidelines in determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
•	Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

HedgeRow Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2017

2.	SECURITIES VALUATIONS (continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Trust's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Money market funds – Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1.

Derivative instruments – Listed derivatives, including options, that are actively traded, are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Options held by the Fund for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within level 2 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within level 2 of the fair value hierarchy.

If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as level 3 securities.

The following tables summarize the inputs used to value the Fund’s assets and liabilities measured at fair value as of November 30, 2017.

Financial Instruments – Assets

Security Classification (1)	Level 1	Level 2	Level 3	Totals
Common Stock (2)	$4,410,701	$-	$-	$4,410,701
Short-Term Investments	1,276,737	-	-	1,276,737
Total Assets	$5,687,438	$-	$-	$5,687,438

HedgeRow Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2017

2.	SECURITIES VALUATIONS (continued)

Derivative Instruments – Liabilities

Security Classification (1)	Level 1	Level 2	Level 3	Totals
Call Options Written	$87,331	$10,213	$-	$97,544
Put Options Written	35,460	7,487	-	42,947
Total Liabilities	$122,791	$17,700	$-	$140,491

(1)	As of and during the year ended November 30, 2017, the Fund held no securities that were considered to be “level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value is not applicable.

(2)	All common stock held in the Fund are level 1 securities. For a detailed break-out of common stock by industry, please refer to the Schedule of Investments.

There were no transfers into and out of any level during the year ended November 30, 2017. It is the Fund’s policy to recognize transfers between levels at the end of the reporting period.

During the year ended November 30, 2017, no securities were fair valued.

3.	DERIVATIVES TRANSACTIONS

As of November 30, 2017, portfolio securities valued at $1,240,792 were held in escrow by the custodian as cover for options written by the Fund.

As of November 30, 2017, the location on the Statements of Assets and Liabilities for financial derivative instrument fair values is as follows:

Liabilities	Location	Equity Contracts	Total
Call options written	Options written, at value	$97,544	$97,544
Put options written	Options written, at value	42,947	42,947
Total Liabilities		$140,491	$140,491

Realized and unrealized gains and losses on derivatives contracts entered into by the Fund during the year ended November 30, 2017, are recorded in the following locations in the Statement of Operations:

Net change in unrealized depreciation on:	Location	Equity Contracts	Total
Call options purchased	Options purchased	$(149)	$(149)
Call options written	Options written	(12,632)	(12,632)
Put option written	Options written	(17,950)	(17,950)
		$(30,731)	$(30,731)

Net realized gain (loss) on:	Location	Equity Contracts	Total
Call options purchased	Options purchased	$2,901	$2,901
Call options written	Options written	73,341	73,341
Put option written	Options written	111,352	111,352
		$187,594	$187,594

HedgeRow Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2017

3.	DERIVATIVES TRANSACTIONS (continued)

For the year ended November 30, 2017, the total amount of all options, as presented in the Schedule of Written Options, is representative of the volume of activity for these derivative types during the period.

The following tables present the Fund’s liability derivatives available for offset under a master netting arrangement net of collateral pledged as of November 30, 2017.

Liabilities:	Gross Amounts of Liabilities Presented in the Statement of Assets & Liabilities
	Gross Amounts of Recognized Liabilities		Gross Amounts Offset in the Statement of Financial Position	Net Amounts of Liabilities Presented in the Statement of Financial Position		Financial Instruments Pledged		Cash Collateral Pledged	Net Amount of Liabilities
Options Contracts Written	$140,491	(1)	$-	$140,491	(1)	$140,491	(2)	$-	$-
Total	$140,491	(1)	$-	$140,491	(1)	$140,491	(2)	$-	$-

(1)	Written options at value as presented in the Fund’s Schedule of Written Options.
(2)	The amounts are limited to the derivative asset and liability balances and accordingly do not include excess collateral pledged.

4.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the Fund for the year ended November 30, 2017 were as follows:

	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	1,883	(2,169)	27	(259)
Value	$21,808	$(25,200)	$299	$(3,093)
Institutional Class
Shares	131,251	(6,039)	243	125,455
Value	$1,514,916	$(68,724)	$2,740	$1,448,932

Transactions in shares of capital stock for the Fund for the period since inception from January 21, 2016 through November 30, 2016 were as follows:

	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	33,552	-	-	33,552
Value	$348,215	$-	$-	$348,215
Institutional Class
Shares	341,710	(3,037)	-	338,673
Value	$3,599,177	$(30,978)	$-	$3,568,199

HedgeRow Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2017

5.	INVESTMENT TRANSACTIONS

For the year ended November 30, 2017, aggregate purchases and sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$ 4,492,292	$ 3,719,304

There were no Government securities purchased or sold during the year.

6.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser manages the operations of the Fund and manages the Fund’s investments in accordance with the stated policies of the Fund. As compensation for the investment advisory services provided to the Fund, the Adviser will receive a monthly management fee equal to an annual rate of 1.25% of the Fund’s net assets. For the year ended November 30, 2017, the Adviser earned $63,370 of management fees.

The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired funds fees and expenses, extraordinary expenses, dividend and interest expenses related to short investments, and payments, if any, under the Rule 12b-1 Plan) to not more than 1.95% through at least March 31, 2018. Subject to approval by the Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three fiscal years following the year in which such waiver occurred, if the Fund is able to make the payment without exceeding the 1.95% expense limitation. The current contractual agreement cannot be terminated prior to at least one year after the effective date without the Board of Trustees’ approval. For the year ended November 30, 2017, the Adviser waived advisory fees of $63,370 and reimbursed expenses of $51,446.

If, at any time, the annualized expenses of the Fund are less than the annualized expense limitation ratios, the Fund would reimburse the Adviser for any fees previously waived and/or expenses previously assumed; provided, however, that repayment would be payable only to the extent that it (a) can be made during the three (3) years following the time at which the Adviser waived fees or assumed expenses for the Fund, and (b) can be repaid without causing the expenses of the Fund to exceed the annualized expense limitation ratios. The cumulative unreimbursed amount paid and/or waived by the Adviser on behalf of the Fund is $213,527, of which $114,816 can be recouped no later than November 30, 2020 and $98,711 can be recouped no later than November 30, 2019.

The Fund has entered into an Investment Company Services Agreement (“ICSA”) with M3Sixty Administration, LLC (“M3Sixty”). Pursuant to the ICSA, M3Sixty will provide day-to-day operational services to the Fund including, but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Fund's portfolio securities; (d) pricing the Fund's shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Fund's legal compliance; (j) maintaining shareholder account records.

For the year ended November 30, 2017, M3Sixty earned $56,387, including out of pocket expenses with $1,322 remaining payable at November 30, 2017.

Certain officers of the Fund are also employees or officers of M3Sixty.

HedgeRow Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2017

6.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

The Fund had entered into a Distribution Agreement with Matrix Capital Group, Inc. (the “Former Distributor”). Pursuant to the Distribution Agreement, the Former Distributor provided distribution services to the Fund. The Distributor served as underwriter/distributor of the Fund. Pursuant to a New Distribution Agreement (“New Agreement”), Matrix 360 Distributors, LLC (“M3SixtyD” or the “Distributor”) replaced Matrix Capital Group, Inc. as Distributor to the Funds effective March 3, 2017. Transition of the distribution services to M3SixtyD required an in-person meeting of the Board of Trustees to review and approve the New Agreement and M3SixtyD as the new Distributor. The approval of the New Agreement took place at the January 11, 2017 meeting of the Board of Trustees and became effective March 3, 2017. The Former Distributor may have received and M3SixtyD may receive commissions from the sale of Class A shares. During the period from December 1, 2016 through March 2, 2017, commissions of $35 were paid to the Former Distributor. There were no commissions paid to the M3SixtyD during the period from March 3, 2017 through November 30, 2017.

The Former Distributor and M3SixtyD are affiliates of M3Sixty.

The Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for its Class A shares. The Fund may expend up to 0.25% for Class A shares of the Fund’s average daily net assets annually to pay for any activity primarily intended to result in the sale of shares of the Fund and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made.

The distribution plan for the Class A shares of the Fund took effect October 7, 2015. For the year ended November 30, 2017, the Fund accrued $995 in 12b-1 expenses attributable to Class A shares.

7.	TAX MATTERS

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments at November 30, 2017 were as follows:

Cost	Gross Appreciation	Gross Depreciation	Net Appreciation
$ 5,642,291	$ 250,217	$ (205,070)	$ 45,147

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

The Fund’s tax basis distributable earnings are determined only at the end of each fiscal year. The tax character of distributable earnings (deficit) at November 30, 2017, the Fund’s most recent fiscal year end, was as follows:

Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carry Forwards	Post-October Loss and Late Year Loss	Total Distributable Earnings
$ 10,938	$ 393,865	$ 209,417	$ -	$ -	$ 614,220

The difference between book basis and tax basis unrealized appreciation (depreciation), post-October loss and late year loss and accumulated net realized losses from investments is primarily attributable to the tax deferral of losses on wash sales.

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year. As of November 30, 2017, the Fund elected to defer net capital losses as indicated in the chart below.

Post-October Losses		Post-December Losses
Deferred	Utilized	Deferred	Utilized
$ -	$ 5,563	$ -	$ -

HedgeRow Income and Opportunity Fund	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2017

7.	TAX MATTERS (continued)

In accordance with accounting pronouncements, the Fund has recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present accumulated undistributed net investment income (loss) and accumulated realized losses on a tax basis which is considered to be more informative to the shareholder. As of November 30, 2017, the Fund recorded reclassifications to increase (decrease) the capital accounts as follows:

Net Investment Loss	Net Realized Loss	Paid-in Capital
$ 24,893	$ (24,893)	$ -

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term. As of November 30, 2017, the Fund had no capital loss carryforwards for federal income tax purposes.

During the year ended November 30, 2017, the Fund distributed $3,417 of ordinary income.

There were no distributions paid during the period ended November 30, 2016.

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2017, Charles Schwab and Co., Inc. held 79.34% of the Fund’s shares in omnibus accounts for the sole benefit of its customers. The Trust does not know whether any of the underlying beneficial shareholders of the omnibus accounts held by Charles Schwab and Co., Inc. own more than 25% of the voting securities of the Fund.

9.	COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Trust may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

10.	SUBSEQUENT EVENTS

On December 22, 2017, the Fund declared an ordinary income distribution of $393,866 and a LTCG distribution of $210,449, which were payable on December 22, 2017.

In accordance with GAAP, Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

HedgeRow Income and Opportunity Fund, a Series of 360 Funds

We have audited the accompanying statement of assets and liabilities of the HedgeRow Income and Opportunity Fund (the “Fund”), a Series of 360 Funds, including the schedule of investments in securities and schedule of written options, for the year ended November 30, 2017 and the related statement of operations, statement of changes in net assets and the financial highlights for the year then ended and the period January 21, 2016 through November 30, 2016, (commencement of investment operations). These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of November 30, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the HedgeRow Income and Opportunity Fund for the year ended November 30, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended and for the period January 21, 2016 through November 30, 2016 (commencement of investment operations), in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania January 26, 2018

HedgeRow Income and Opportunity Fund	ANNUAL REPORT

ADDITIONAL INFORMATION

November 30, 2017 (Unaudited)

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

Shareholder Tax Information - The Fund is required to advise you within 60 days of the Fund’s fiscal year end regarding the federal tax status of distributions received by shareholders during the fiscal year. The Fund paid $3,417 of ordinary income distributions during the year ended November 30, 2017.

Tax information is reported from the Fund’s fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2018 to determine the calendar year amounts to be included on their 2017 tax returns. Shareholders should consult their own tax advisors.

HedgeRow Income and Opportunity Fund	ANNUAL REPORT

ADDITIONAL INFORMATION

November 30, 2017 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS

The Trustees are responsible for the management and supervision of the Funds. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund. This section provides information about the persons who serve as Trustees and Officers to the Trust and Fund, respectively. The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling (877) 244-6235.

Trustees and Officers. Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Funds, and their principal occupation during the past five years. Each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table. The address of each trustee and officer is 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205.

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Art Falk YOB : 1937	Trustee and Independent Chairman	Since 2011	Retired. President, Murray Hill Financial Marketing, (financial marketing consultant) (1990–2012).	Ten	None
Thomas Krausz YOB : 1944	Trustee	Since 2011	Mr. Krausz has been an independent management consultant to private enterprises since 2007.	Ten	None
Tom M. Wirtshafter YOB : 1954	Trustee	Since 2011	Senior Vice President, American Portfolios Financial Services, (broker-dealer), American Portfolios Advisors (investment adviser) (2009–Present).	Ten	None
Gary DiCenzo YOB : 1962	Trustee	Since 2014	Chief Executive Officer, Cognios Capital (investment management firm) (2015–present); President and CEO, IMC Group, LLC (asset management firm consultant) (2010–2015).	Ten	None
Interested Trustee*
Randall K. Linscott YOB: 1971	President	Since 2013	Chief Executive Officer, M3Sixty Administration, LLC (2013 – present); Chief Operating Officer, M3Sixty Administration, LLC (2011–2013); Division Vice President, Boston Financial Data Services, (2005–2011).	Ten	N/A

*	The Interested Trustee is an Interested Trustee because he is an officer and employee of the Administrator.

HedgeRow Income and Opportunity Fund	ANNUAL REPORT

ADDITIONAL INFORMATION

November 30, 2017 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS (continued)

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Officers
Andras P. Teleki YOB: 1971	Chief Compliance Officer and Secretary	Since 2013	Chief Legal Officer, M3Sixty Administration, LLC, M3Sixty Holdings, LLC, Matrix 360 Distributors, LLC and M3Sixty Advisors, LLC (2015–present); Chief Compliance Officer and Secretary, M3Sixty Funds Trust (2016– present); Chief Compliance Officer and Secretary, WP Trust (2016- present); Secretary and Assistant Treasurer, Capital Management Investment Trust (2015–present); Partner, K&L Gates, (2009–2015).	N/A	N/A
Brandon Byrd YOB: 1981	Assistant Secretary	Since 2013	Chief Operating Officer, M3Sixty Administration, LLC (2013–present); Anti-Money Laundering Compliance Officer, Monteagle Funds (2015–2016); Division Manager - Client Service Officer, Boston Financial Data Services (mutual find service provider) (2010–2012).	N/A	N/A
Justin Thompson YOB: 1983	Treasurer	Since September 2017	Director of Fund Accounting & Administration, M3Sixty Administration, LLC (September 2017–present); Fund Accountant, M3Sixty Administration, LLC (June 2016–September 2017); Core Accounting Officer, State Street Bank (2014–June 2016); Client Operations and Core Accounting Manager. State Street Bank (2012–2014).	N/A	N/A
Larry Beaver YOB: 1969	Assistant Treasurer	Since July 2017	Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017–Present); Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2005-2017); Chief Accounting Officer, Amidex Funds, Inc. (2003–Present); Assistant Treasurer, Capital Management Investment Trust (July 2017–Present); Assistant Treasurer, M3Sixty Funds Trust (July 2017–Present; Assistant Treasurer, WP Funds Trust (July 2017–Present); Treasurer and Assistant Secretary, Capital Management Investment Trust (2008–-2017); Treasurer, 360 Funds (2007–2017); Treasurer, M3Sixty Funds Trust (2015–2017); Treasurer, WP Trust (2015–2017); Treasurer and Chief Financial Officer, Monteagle Funds (2008–2016).	N/A	N/A

HedgeRow Income and Opportunity Fund	ANNUAL REPORT

ADDITIONAL INFORMATION

November 30, 2017 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS (continued)

Remuneration Paid to Trustees and Officers - Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust, including Matrix Capital Group, Inc., Matrix 360 Distributors, LLC and M3Sixty Administration LLC. Each Trustee who is not an “interested person” receives a fee of $1,500 each year plus $200 per Board or committee meeting attended. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

Name of Trustee[1]	Aggregate Compensation From each Fund[2]	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Funds Paid to Trustees[2]
Independent Trustees
Art Falk	$ 2,300	None	None	$ 2,300
Thomas Krausz	$ 2,300	None	None	$ 2,300
Tom M. Wirtshafter	$ 2,500	None	None	$ 2,500
Gary DiCenzo	$ 2,300	None	None	$ 2,300
Interested Trustees and Officers
Randall K. Linscott	None	Not Applicable	Not Applicable	None

[1]	Each of the Trustees serves as a Trustee to each Series of the Trust. The Trust currently offers seven (7) series of shares.
[2]	Figures are for the year ended November 30, 2017.

HedgeRow Income and Opportunity Fund	ANNUAL REPORT

Information About Your Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as the sales charge (load) imposed on certain subscriptions and the contingent deferred sales charge (“CDSC”) imposed on certain short-term redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first section of the table provides information about actual account values and actual expenses (relating to the example $1,000 investment made at the beginning of the period). You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second section of the table provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), CDSC fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Fund’s prospectus.

Expenses and Value of a $1,000 Investment for the period since inception from 06/01/17 through 11/30/17

	Beginning Account Value (06/01/2017)	Annualized Expense Ratio for the Period	Ending Account Value (11/30/2017)	Expenses Paid During Period (a)
Actual Fund Return (in parentheses)
Class A (+4.72%)	$1,000.00	2.23%	$1,047.20	$11.44
Institutional Class (+4.80%)	$1,000.00	1.98%	$1,048.00	$10.17
Hypothetical 5% Return
Class A	$1,000.00	2.23%	$1,013.90	$11.26
Institutional Class	$1,000.00	1.98%	$1,015.10	$10.00

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Fund’s prospectus, which can be obtained from your investment representative or by calling 1-877-244-6235. Please read it carefully before you invest or send money.

HedgeRow Income and Opportunity Fund	ANNUAL REPORT

Information About Your Fund’s Expenses – (Unaudited) (continued)

Total Fund operating expense ratios as stated in the current Fund prospectus dated March 30, 2017 for the Fund were as follows:
HedgeRow Income and Opportunity Fund Class A, gross of fee waivers or expense reimbursements	7.35%
HedgeRow Income and Opportunity Fund Class A, after waiver and reimbursement*	2.34%
HedgeRow Income and Opportunity Fund Institutional Class, gross of fee waivers or expense reimbursements	7.10%
HedgeRow Income and Opportunity Fund Institutional Class, after waiver and reimbursement*	2.09%

* Willard Mills Advisory, LLC (the “Adviser”) has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired funds fees and expenses, extraordinary expenses, dividend and interest expenses related to short investments, and payments, if any, under the Rule 12b-1 Plan) to not more than 1.95% through at least March 31, 2018. Subject to approval by the Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three fiscal years following the year in which such waiver occurred, if the Fund is able to make the payment without exceeding the 1.95% expense limitation. The current contractual agreement cannot be terminated prior to at least one year after the effective date without the Board of Trustees’ approval. Total Gross Operating Expenses during the year ended November 30, 2017 were 4.52% and 4.27% for the HedgeRow Income and Opportunity Fund Class A shares and HedgeRow Income and Opportunity Fund Institutional Class shares, respectively. Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 6) sections of this report for expense related disclosures during the year ended November 30, 2017.

HedgeRow Income and Opportunity Fund	ANNUAL REPORT

Approval of the Advisory Agreement Renewal for the HedgeRow Income and Opportunity Fund – (Unaudited)

At a meeting held on October 25, 2017, the Board of Trustees (the “Board”) considered the approval of the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Willard Mills Advisors, LLC (the “Adviser”) in regard to the HedgeRow Income and Opportunity Fund (the “HedgeRow Fund”).

Legal Counsel to the Trust (“Counsel”) reviewed with the Board a memorandum from Counsel and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and the Adviser with respect to the HedgeRow Fund. A copy of this memorandum was circulated to the Trustees in advance of the Meeting. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of the Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the HedgeRow Fund; (iii) the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the HedgeRow Fund; (iv) the extent to which economies of scale would be realized if the HedgeRow Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the HedgeRow Fund’s investors; and (v) the Adviser’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented to the Board in the Adviser’s presentation earlier in the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Advisory Agreement, including: (i) reports regarding the services and support provided to the HedgeRow Fund and its shareholders by the Adviser; (ii) quarterly assessments of the investment performance of the HedgeRow Fund from the Adviser; (iii) periodic commentary on the reasons for the performance; (iv) presentations by HedgeRow Fund’s management addressing the Adviser’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the HedgeRow Fund and the Adviser; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Adviser; and (vii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the HedgeRow Fund, information on investment advice, performance, summaries of HedgeRow Fund’s expenses, compliance program, current legal matters and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the HedgeRow Fund; (iii) the anticipated effect of size on the HedgeRow Fund’s performance and expenses; and (iv) benefits to be realized by the Adviser from its relationship with the HedgeRow Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Advisory Agreement and each Trustee may have afforded different weight to the various factors.

(1) The nature, extent, and quality of the services to be provided by the Adviser.

In this regard, the Board considered the responsibilities the Adviser has under the Advisory Agreement with respect to the HedgeRow Fund. The Board reviewed the services provided by the Adviser to the HedgeRow Fund including, without limitation: the Adviser’s processes for formulating investment recommendations and assuring compliance with the HedgeRow Fund’s investment objectives and limitations; its coordination of services for the HedgeRow Fund among the HedgeRow Fund’s service providers; and the anticipated efforts to promote the HedgeRow Fund, grow assets and assist in the distribution of the HedgeRow Fund’s shares. The Board considered: the Adviser’s staffing, personnel and methods of operating; the education and experience of the Adviser’s personnel; and the Adviser’s compliance program, policies and procedures. After reviewing the foregoing and further information from the Adviser, the Board concluded that the quality, extent and nature of the services provided by the Adviser was satisfactory and adequate for the HedgeRow Fund.

HedgeRow Income and Opportunity Fund	ANNUAL REPORT

Approval of the Advisory Agreement Renewal for the HedgeRow Income and Opportunity Fund – (Unaudited)(continued)

(2) Investment Performance of the HedgeRow Fund and the Adviser.

In considering the investment performance of the HedgeRow Fund and the Adviser, the Trustees compared the performance of HedgeRow Fund with the performance of its benchmark index, or indices, as applicable, comparable funds with similar objectives and size managed by other investment advisors and comparable peer group indices (e.g., Morningstar category medians). It was noted that the Adviser does not manage investments for other clients with investment strategies similar to the HedgeRow Fund. The Trustees also considered the consistency of the Adviser’s management of the HedgeRow Fund with its investment objective and policies. The Board noted that the HedgeRow Fund had outperformed its category mean and median for the 1-year period ended June 30, 2017. The Board also consider recent performance for shorter periods of time. Based on the foregoing, the Board concluded that the investment performance information presented for HedgeRow Fund was acceptable at this time, although it noted that it was important for the Adviser to continue to monitor the HedgeRow Fund’s performance closely.

(3) The costs of the services to be provided and profits to be realized by the Adviser from the relationship with the HedgeRow Fund.

In considering the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the HedgeRow Fund, the Trustees considered: the Adviser’s staffing, personnel and methods of operating; the financial condition of the Adviser and the level of commitment to the HedgeRow Fund by the Adviser and its principals; the expected asset levels of the HedgeRow Fund; and the projected overall expenses of the HedgeRow Fund. The Trustees considered financial statements of the Adviser and discussed the financial stability and profitability of the firm. The Trustees considered the fees and expenses of the HedgeRow Fund (including the management fee) relative to its category. The Trustees noted that the management fee for the HedgeRow Fund was the same as the category median and slightly below the category mean. Following this analysis and upon further consideration and discussion of the foregoing, the Board concluded that the fees paid to the Adviser by the HedgeRow Fund were fair and reasonable.

(4) The extent to which economies of scale would be realized as the HedgeRow Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the HedgeRow Fund’s investors.

In this regard, the Board considered the HedgeRow Fund’s fee arrangements with the Adviser. The Trustees determined that although the management fee would stay the same as asset levels increased, the shareholders of the HedgeRow Fund would benefit from the expense limitation arrangement for the HedgeRow Fund. The Trustees noted that while a breakpoint schedule in an advisory agreement could be beneficial, such a feature to the fee schedule only had benefits if the particular fund’s assets were sufficient to realize the effect of the breakpoint. The Trustees noted that obtaining lower expenses for the shareholders of the HedgeRow Fund would be realized immediately with the expense limitation arrangements. The Trustees noted that the expense limitation arrangements in place were of value to the HedgeRow Fund. The Trustees noted that the assets of the HedgeRow Fund were at such levels that the expense limitation arrangements currently were providing benefits to the HedgeRow Fund’s shareholders. The Trustees also noted that the HedgeRow Fund would benefit from economies of scale under its agreements with some of its service providers other than the Adviser as fees that were in place with those other service providers were either fixed or essentially semi-fixed, and the Board considered the Adviser’s efforts to work with M3Sixty to secure such arrangements for the HedgeRow Fund. Following further discussion of the HedgeRow Fund’s expected asset levels, expectations for growth and levels of fees, the Board determined that the HedgeRow Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable and that the expense limitation arrangement provided potential savings or protection for the benefit of the HedgeRow Fund’s investors.

HedgeRow Income and Opportunity Fund	ANNUAL REPORT

Approval of the Advisory Agreement Renewal for the HedgeRow Income and Opportunity Fund – (Unaudited)(continued)

(5) Possible conflicts of interest and benefits derived by the Adviser.

In considering the Adviser’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as: the experience and ability of the advisory and compliance personnel assigned to the HedgeRow Fund; the fact that the Adviser does not utilize soft dollars; the basis of decisions to buy or sell securities for the HedgeRow Fund; and the substance and administration of the Adviser’s code of ethics. Based on the foregoing, the Board determined that the Adviser’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory. The Trustees noted that there were no benefits identified by the Adviser to the Board other than the advisory fees received under the Advisory Agreement.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Board determined that the compensation payable under the Advisory Agreement with respect to the HedgeRow Fund was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they resolved to approve the Advisory Agreement with respect to the HedgeRow Fund.

360 FUNDS

4300 Shawnee Mission Pkwy

Suite 100

Fairway, KS 66205

INVESTMENT ADVISER

Willard Mills Advisory, LLC

P.O. Box 2549

Brentwood, TN 37024-2549

ADMINISTRATOR & TRANSFER AGENT

M3Sixty Administration, LLC

4300 Shawnee Mission Pkwy

Suite 100

Fairway, KS 66205

DISTRIBUTOR

Matrix 360 Distributors, LLC

4300 Shawnee Mission Pkwy

Suite 100

Fairway, KS 66205

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA 19001

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law Group™

11300 Tomahawk Creek Parkway

Suite 310

Leawood, KS 66211

CUSTODIAN BANK

Fifth Third Bank

Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

ITEM 2.	CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.
(d)	The registrant’s Code of Ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Trustees has determined that Tom Wirtshafter serves on its audit committee as the "audit committee financial expert" as defined in Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $12,000 with respect to the registrant’s fiscal year ended November 30, 2017 and $12,000 with respect to the registrant’s fiscal year ended November 30, 2016 for the HedgeRow Income and Opportunity Fund.

(b)	Audit-Related Fees. There were no fees billed during the fiscal year for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $2,000 with respect to the registrant’s fiscal year ended November 30, 2017 and $2,000 with respect to the registrant’s fiscal year ended November 30, 2016 for the HedgeRow Income and Opportunity Fund. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)

All Other Fees. The aggregate fees billed in last fiscal year for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended November 30, 2017 and $0 for the fiscal year ended November 30, 2016 for the HedgeRow Income and Opportunity Fund.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)

Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the for the fiscal year ended November 30, 2017 and the fiscal year ended November 30, 2016 for the HedgeRow Income and Opportunity Fund, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)	There were no non-audit services rendered to the registrant’s investment adviser.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULES OF INVESTMENTS

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

360 Funds

By: Randy Linscott	/s/ Randy Linscott
Principal Executive Officer,
Date: February 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Randy Linscott	/s/ Randy Linscott
Principal Executive Officer
Date: February 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Justin Thompson	/s/ Justin Thompson
Principal Financial Officer
Date: February 5, 2018